UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 5, 2018

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1600 Olive Chapel Road, Suite 248 Apex, NC 27502
(Address of principal executive offices)

(919) 780-7897
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

ENTRY INTO A DEFNITIVE AGREEMENTS

On March 5, 2018 the Registrant entered into a Securities Purchase Agreement with Adar Bays, LLC (“AB”) providing for the purchase of a Convertible Promissory Note in the principal amount of $50,000 and two Collateralized Secured Promissory Notes also in the amount of $52,500 each (the “AB Notes”) each bearing interest at the rate of 8% per annum, and the delivery by the Registrant of two Back End Notes payable to AB each in the principal amount of $52,500. The first $52,500 financing closed on March 5, 2018 with the Registrant receiving net proceeds of $43,000.

The AB Notes bear interest at the rate of 8% per annum.  All interest and principal must be repaid on or before March 5, 2019.  The AB Notes are convertible into common stock, at AB's option, at a 40% discount to the average of the twenty lowest closing prices of the Registrant’s common stock during the 20 consecutive trading days prior to conversion.  The two AB Collateralized Notes may only be converted by AB in the event they are paid in full. In addition, The AB Notes also contain pre-payment penalties.  The Registrant is only required to make payments on the Back End Notes if AB funds the Collateralized Notes.

Item 3.02

UNREGISERED SAKE OF EQUITIES SECURITIES

The information set forth in Item 1.01 is incorporated herein by reference. The issuance of the securities set forth herein were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act and Rule 506 promulgated thereunder in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient in each transaction; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipients of the notes were accredited investors.

Item 9.01 Exhibits

Exhibit Number

Description

10.1

Form of AB Securities Purchase Agreement

10.2

Form of AB Convertible Promissory Note

10.3

Form of AB Back End Note 1

10.4

Form of AB Back End Note 2

10.5

Form of AB Collateralized Secured Promissory Note 1

10.6

Form of AB Collateralized Secured Promissory Note 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection Video Equipment Corp.

(Registrant)

/s/ Paul Feldman
Paul Feldman, President

Dated: March 5, 2018

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